Exhibit 99.1

Axcelis Investor Day 2019 The Next Wave of Purion Innovation 1 September 24, 2019

2 expectations for statements management’s are described fer materially ard-looking Safe Harbor Statement This presentation and discussion contain forward-looking statements, including our future revenues, expense reductions, profits, and other results that are forward-looking under the SEC’s safe harbor provision. These forward-looking statements are based on current expectations, and are subject to the risks inherent in our business. These risks in detail in our Form 10-K annual report and other SEC filings. Our actual results may dif from our current expectations. We do not assume any obligation to update these forw statements. 2 dation The Future Built on a Strong Purion Foun Mary Puma President and CEO 3

Axcelis is Uniquely Positioned with the Capability, DNA, and Unwavering Focus to olve customers’ high value, high impact, on implantation challenges. s i 4

Purion – Fueling Axcelis’ Growth TODAY’S KEY TAKEAWAYS New product introductions New target business model Enhanced marketing & product development THE BEGINNING OF PURION Created the organization required to develop the common platform and base products while under significant financial pressure FOCUSED MARKET SEGMENTATION Established differentiated segment-focused Purion products that deliver high value to customers and Axcelis THE NEXT WAVE OF PURION Accelerate the segment-focused strategy into the high current market that represents 60% of the Ion Implant TAM UNWAVERING FOCUS Solve customer high value, high impact implant challenges that will drive customer, employee and investor satisfaction 5 lopment The Benefits of Concurrent Product Deve Russell Low, Ph.D. Executive Vice President, Engineering 6

currently me” Concurrent Product Development (CPD) A work methodology based on the parallelization of tasks; i.e. Performing tasks con Simultaneous, upfront engagement by a fully cross-functional, integrated team •“The right people at the right time” •Spend more time up front, so you spend less time at the end – “Get it right the first ti Results in more mature products “out of the box” with Quality as a natural outcome 7

& Tools) ng Axcelis Implementation of Concurrent Product Development All newly announced products have been developed utilizing the CPD methodology We kicked-off the CPD initiative in February 2017, surveying 132 employees •Benchmark CPD practices in all four SPOT domains (Strategy, Process, Organization •Identified five key initiatives for development Regular re-evaluation of CPD practices is used •Similar to the well entrenched Lean/Kaizen approaches used by Axcelis manufacturi •In January 2019, full SPOT diagnostic (2nd) administered •Measured the progress in five targeted CPD initiatives •Offered recommendations on becoming Best in Class; Continuous improvement 8

 Spotlight: Building Out the DFx Initiative Design for X or “Excellence” (Also known as DfX) is a general term used during product that serves as a placeholder for different design objectives Axcelis is Focusing on these 7 ‘X’s’: •Cost (DfC) •Supply Chain (DfSC) •Manufacturability (DfM) •Service Revenue (DfSR) •Serviceability (DfS) •Reliability (DfR) •Installation (DfI) development 9 Design for X (DfX) “Collaborate Early and Design Once”

 Value of Concurrent Product Development – Higher Customer Satisfaction and Improved Financial Performance  Increased market share Lower OPEX Higher Quality  Better pricing Stronger product pipeline Improved gross m argin 10*Grand Median Reductions Based on 25 Studies of the Impact of CPD Among 11 Industry Groups - Leong & Collins, 1997

gmentation egy The Evolution of Ion Implantation Market Se Doug Lawson Executive Vice President, Corporate Marketing and Strat 11

 Applications Space Coverage – General Purpose Products Derived through Technical Capability Purion H Purion MPurion XE 12 process technology stomers and industry device type tunities implant recipes alue/high impact es for customer. market opportunity n product extension High Level Market Segmentation for Advanced and Emerging Technology Segment by Work with cu peers to identi Segment by Work with dev implant oppor Assess 30-40 Identify high v implant recip Analyze the Develop Purio using CPD fy implant opportunities ice engineers to identify 13

 The Next Wave of Purion Bill Bintz Executive Vice President, Product Development 14

ket continues to of >9% through 2023 automotive, security and ices smart phone” Image Sensors – Strong Market Growth with High Implant Capital Intensity Image sensor mar thrive with CAGR •High growth in m including industrial •Volume to contin mobile as more s smart phone dev •“Cameras per forecast to grow ost segments ue to be driven by ensors added to at 6.2% CAGR 15 steps required to p-well vely towards ng need for higher count, driving need Isolation p-well Isolation p-well Image Sensors – Operating Principle & Emerging Implant Requirements Image sensors utilize a ph capture photons and conv electrical current Large number of implant fabricate an image sensor high energy implant steps Industry moving aggressi deeper photodiodes, drivi energy implants Deep p-well Challenges associated wit dark current/white pixel for reduced metals levels, energetic metals otodiode area to ert them to – particularly h reduction of particularly 16 High Implant Capital Intensity Reset Gate p+ Pinning Layer Shallow n-PD p-well n+ Floatingn+ DiffusionSSTTII STI Deep n-PhotodiodeGraded p-layernLDD (a series of chained implants) Depletion regionp-substrate Transfer Gate ever improving (CIS) performance in nfra-red regions engths associated nfra-red region of have larger ths in Si requirement for ng max energy Image Sensors – Emerging Device Fabrication Technical Requirements Drive towards image sensor the deep red to i Longer wavel with the red to i +=light spectrum absorption leng Deep p-well In turn, driving deeper image se and related isola Ultimately movi requirements to >12MeV nsor photodiodes tion well depths higher MeV levels: 17 Transfer Gate STI Pinning Diode n+ Floating Diffusion STI p-n-Photodiode wellp-well

TechnologyTM energetic metals for current and white capability for performance image performance ogy enables a Purion XEmax – New High Energy Extension Targeting Advanced Image Sensor Applications Patented Boost Filters out reduced dark pixel count level Enables energy emerging high sensors Strong CoO •New technol dramatic prod for customers s uctivity advantage 18 mprised of multiple uctures, including ar devices Si, SiC, GaN ce driven by specific nts, weight mitations, etc. wer device market automotive industries nt capabilities Power Device Market – Strong Market Growth with Increasing Implant Capital Intensity Power device market co device technologies voltage, operating •Multiple device str MOSFET, IGBT, and Bipol •Multiple material types – Device technology of choi application requirements •Power requirements, max frequency, size constrai constraints, power loss li Yole Development Strong growth in overall po driven by industrial and Growing need for new impla 19 emerged as a leader ency for EV/HEV market energy an expanding set capabilities SiC Power Device Market – Very High Growth Rate with High Implant Capital Intensity SiC devices have in markets requiring high operating frequ •Strong adoption and renewable Driving the need for of new implant high power with 20 development of Trench MOSFET fundamentally new device technology e-• Higher than historic max energy capability - for SiC devices (~500 C) Power Device – Operating Principle & Emerging Implant Requirements Example: SiC Power Device Power Device performance requirements driving •Reduced Ron for lower power consumption and thermal dissipation demands •High blocking voltages (100’s to 1000’s of volts) •Fast on-off switching speeds •Reduced size & weight of power module Above requirements driving need for a wide range device implant capabilities, including •Need for high dose implants above 60keV •Implanting of SiC substrates •New implant materials: Use of Aluminum ions Drain•Elevated temperature implants for SiC devices reduced of new power 21 Gate SourceSource n++n++ P welle-e- P well e-e- e-e- N-epie-Drift e-Region e-e N+ Substrate ndustry leading product Accelerator proven Purion M ology ant wafer ng m source ogy Purion XE SiC – New High Energy Extension Targeting Advanced Power Device Applications Built off i Purion XE RF Linear technology highest pro reliability Leverages SiC techn •Hot impl processi •Aluminu technol delivers industry’s ductivity and 22 current architectural emerging high dose, applications architecture enables a ty/CoO advantage tive medium current products Purion H200 – New Extension to the Purion H Family Targeting Power Device Applications A unique high solution for higher energy High current large productivi versus competi based solutions Built off of Axcel Purion H80 is’ Purion H60 and 23

0 GAA aJtcelis 90nm65nm45/40nm32/28nm22/20nm16/14nmIOnm8/7nmSnm IC Knowledge, 03/2018 24 30 FinFET Strain Engineering HKMG 0 0 0 0 0 0 0

accomplished ectures ants for electrical structures require cation implants, dominant focus nued need to improve Advanced Memory and Logic/Foundry Devices Emerging Implant Requirements Overall scaling objectives being through strategies beyond traditiona •Ever increasing use of 3D archit •Expanding use of new or modified Implications for ion implant include •Increasing use of low energy impl contact performance optimization •Related high aspect ratio and 3D improved angle and dose control •Increasing use of material modifi often at very low energies Cost of ownership(CoO) remains a area for customers, driving conti implanter productivity l scaling materials 25 ons for advance c devices anced spot beam delivers best in class e control for most high aspect ratio and applications result of a Joint ory customer and aluation phase Purion Dragon – Revolutionary New High Current Implanter Architecture Purion Dragon optics advance productivity to With focus on l dose applicati memory & logi System’s adv technology dose and angl challenging 3D structure Product is a Development P leading mem currently in ev orthogonal beam s high current the next level ow energy, high rogram with a 26

Image Sensors Image Sensors Advanced Memory/Logic Base Purion Product Power Power /on Implantation Phase 1 Phase 2 Current Phase --27 --------------------------------a ceHs H200 XESiC Dragon H XE EXE M MSiC High Current High Energy Medium Current

Purion The Financial Benefits of the Next Wave of Kevin Brewer Chief Financial Officer 28

44-45%  High value upgrades on commonality anning ence capability and efficiency cess IATF 16949 support PRICING SUPPLY CHAIN LEAN QUALITY CS&I Gross Margin Provides the Fuel for Investment and Profitability PRICING Product extensions New products SUPPLY CHAIN Pillars of Gross Margin ImprovementMake vs Buy decision Leverage volume and Puri Global sourcing LEAN Cycle improvement Labor productivity Capacity and resource pl QUALITY Improve customer experi Enhance organizational Certified ISO9001, In-pro Concurrent Product DevelopmentCS&I Market Segment Focused ProductsAccretive to the business One stop shopping with un Purion Common PlatformProvides strong customer ique offerings 29

30 Model* Target Business Model (GAAP) 30* The model is not a forecast of results but is intended to be indicative of the annual results Axcelis may achieve based on our strategic objectives ** Assumes our federal net operating loss carryforwards have been consumed and Axcelis is now paying cash taxes Revenue $301.5M 2015(A) $267M 2016(A) $410.6M 2017(A) $442.6M 2018(A) $550M Model* $650M Gross Margin 33.7% 37.3% 36.6% 40.6% 42-43% 44-45% Total OPEX 26.8% 31.1% 24.9% 27.0% ~25% ~24% Operating Profit 6.9% 6.2% 11.7% 13.5% 17-18% 20-21% Free Cash Flow (Cash From Operations – Capex) 5.5% (4.1%) 11.9% 9.5% >15% >17%**

Axcelis is Uniquely Positioned with the Capability, DNA, and Unwavering Focus to olve customers’ high value, high impact, on implantation challenges. s i 31